UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report: April 29, 2026
INDEPENDENT BANK CORPORATION
(Exact name of registrant as specified in its charter)

Michigan	0-7818	38-2032782
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4200 East Beltline Grand Rapids, Michigan	49525
(Address of principal executive office)	(Zip Code)
Registrant’s telephone number,
including area code:
(616) 527-5820
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
Subject Company: HCB Financial Corp. (Commission File No. N/A)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common stock, no par value	IBCP	NASDAQ Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01    Regulation FD Disclosure.

The management of Independent Bank Corporation (the “Corporation”) plans to conduct one-on-one meetings with institutional investors and analysts at investor conferences during the months of April and May 2026 to discuss the Corporation’s strategies and recent financial performance. William B. Kessel, Chief Executive Officer, and Gavin A. Mohr, Chief Financial Officer and Joel Rahn, EVP, Commercial Banking, will be present during these meetings.

The investor presentation prepared by the Corporation for use in these meetings is available on the Corporation’s website at www.independentbank.com under Investor Relations and “News & Events” and “Presentations”. Investors should note that the Corporation announces material information in Securities and Exchange Commission (the “SEC”) filings and press releases. Based on guidance from the SEC, the Corporation may also use the Investor Relations section of its corporate website, www.independentbank.com, to communicate with investors about the Corporation. It is possible that the information posted there could be deemed to be material information. The information on the Corporation’s website is not incorporated by reference into this Current Report on Form 8-K.

This investor presentation is furnished pursuant to Item 7.01 of Form 8-K and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date of this report, except as shall be expressly set forth by specific reference in such filing.

The investor presentation is furnished as Exhibit 99.1 to this report.
Item 9.01.    Financial Statements and Exhibits
Exhibits.

99.1	Investor Presentation.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

INDEPENDENT BANK CORPORATION
(Registrant)

Date	4/29/2026	By	/s/Gavin A. Mohr
Gavin A. Mohr, Principal Financial Officer
3